                                                                   EXHIBIT 10.12


         GOLDEN TELECOM, INC. - LIST OF OFFICERS AS AT DECEMBER 31, 2001


President and Chief Executive Officer       Alexander Vinogradov

Chief Operating Officer                     Stan Abbeloos

Chief Financial Officer                     David Stewart

General Counsel and Secretary               Jeffrey A. Riddell